EXHIBIT 10.82

AMENDED AND RESTATED CROSS-DEFAULT AGREEMENT

(Alterra Sale/Leaseback)

         THIS AMENDED AND RESTATED CROSS-DEFAULT AGREEMENT (this "Agreement") is dated as of January 31, 2002, and is by and among ALS-CLARE BRIDGE, INC., a Delaware corporation ("ALS-Clare"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("Alterra"), individually and as a successor to STERLING HOUSE CORPORATION, a Kansas corporation, AHC PROPERTIES, INC., a Delaware Corporation ("Lessee") in favor of OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), OMEGA (KANSAS), INC, a Kansas corporation ("Omega-Kansas). Alterra, ALS-Clare, and Lessee are each referred to herein as an "Obligor" and collectively as the "Obligors".

RECITALS:

         A.          ALS-Clare, Alterra, and Omega are parties to a Purchase Agreement and Agreement to Complete Construction dated as of June 14, 1999 (the "Purchase Agreement"), pursuant to which Omega and Omega-Kansas acquired certain assisted living facilities.

         B.         As a condition to Omega's agreement to enter into the Purchase Agreement, Omega required the parties to this Agreement to enter into the following agreements (all dated as of June 14, 1999):

(i)         A Master Lease between Omega, as lessor, and Lessee, as lessee (the "Master Lease");

(ii)         A Kansas Master Lease between Omega-Kansas as lessor, and Lessee, as lessee (the "Kansas Master Lease");

(iii)         A Subordination Agreement by Lessee and Alterra on their behalf and on behalf of all of their affiliates in favor of Omega;

(iv)         A Lease Guaranty from Alterra in favor of Omega;

(v)         An Assignment of Construction Contracts by Alterra, Sterling, ALS-Clare, certain other parties, and Lessee in favor of Omega;

(vi)         A Consent and Nondisturbance Agreement by and among Omega, Lessee and certain other parties;

(vii)         A Consent and Nondisturbance Agreement by and among Omega, Omega-Kansas, Lessee and certain other parties;

(viii)         A Subordination Agreement by and among Alterra, AHC and certain other parties in favor of Omega;

(ix)         An Assignment of Marathon Indemnity from Sterling in favor of Omega; and

(x)         A Cross-Default Agreement from Alterra, Lessee, Sterling, and ALS-Clare in favor of Omega and Omega-Kansas (the "Existing Cross-Default Agreement").

         C.         Since March 1, 2001, Lessee has been, and continues to be, in default under each of the Master Lease and the Kansas Master Lease.

         D.         Concurrently with the execution and delivery of this Agreement, Omega, Omega-Kansas, Alterra, Lessee, and ALS-Clare have entered into a Forbearance Agreement and Amendment to Master Leases (the "Forbearance Agreement"), pursuant to which Omega and Omega-Kansas have agreed to forbear from exercising remedies with respect to certain defaults and have withdrawn certain Events of Default, and pursuarnt to which the parties have agreed to amend the Master Lease and the Kansas Master Lease and certain other matters more particularly described therein. The Master Lease and the Kansas Master Lease, as amended by the Forbearance Agreement, are collectively referred to herein as the "Master Leases".

         E.         As a condition to Omega's agreement to enter into the Forbearance Agreement, Omega and Omega-Kansas have required the parties to this Agreement to concurrently enter into a First Amendment to Security Agreements.

         F.         The Purchase Agreement, the documents referenced in (i)-(x) of Recital B to this Agreement, the Master Leases, the Forbearance Agreement, the document referenced in Recital E of this Agreement, and this Agreement, together with any security agreements, deeds, bills of sale, assignments, guarantees or other documents which evidence, secure or otherwise relate to the present or future obligations of the Obligors to Omega and Omega-Kansas, as any of such documents hereafter may be amended, renewed, extended, modified or replaced, are collectively referred to herein as the "Transaction Documents".

         H.         Alterra, Lessee and ALS-Clare desire to amend and restate the Existing Cross-Default Agreement as set forth in this Agreement.

NOW, THEREFORE the parties agree as follows:

                  1.         Cross-Default. (a) The occurrence of any of the following shall constitute a "Transaction Event of Default":

(i)         A default (whether defined as an "Event of Default", a "Guaranty Default", a "Security Agreement Event of Default" or not specifically defined) by any Obligor occurs under the terms of a Transaction Document that is not cured within any applicable grace or cure period specified therein; or

(ii)         Any representation or warranty made by the Obligors in this Agreement proves to be untrue when made in any material respect.

                  (b)         A Transaction Event of Default shall constitute a default (whether defined as an "Event of Default", a "Guaranty Default", a "Security Agreement Event of Default" or not specifically defined) under all of the Transaction Documents. Whenever a Transaction Event of Default shall have occurred, Omega and Omega-Kansas may exercise from time to time any rights and remedies available to them under any of the Transaction Documents.

                  2.         Warranties and Covenants. In addition to the warranties and representations, if any, made in the Transaction Documents, each Obligor warrants, represents and agrees that (i) it has the right and power and is duly authorized to enter into this Agreement; and (ii) the execution of this Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which an Obligor is or may become a party or by which an Obligor is or may be bound or affected.

                  3.         General. (a)         Time shall be deemed of the essence with respect to this Agreement and all of the Transaction Documents.

                  (b)         Any delay on the part of Omega or Omega-Kansas in exercising any power, privilege or right under this Agreement or any of the Transaction Documents shall not operate as a waiver thereof. No single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Omega or Omega-Kansas of any default by an Obligor shall not constitute a waiver of any subsequent defaults but shall be restricted to the default so waived.

                  (c)         Whenever the singular is used hereunder, it shall be deemed to include the plural (and vice-versa), and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Agreement so requires. Section captions or headings used in this Agreement are for convenience and reference only and shall not affect the construction thereof.

                  (d)         Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e)         This Agreement may be executed in multiple counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute one agreement.

                  (f)         The rights and privileges of Omega and Omega-Kansas hereunder shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all assigns and successors of Obligors.

                  (g)         In the event of any action to enforce this Agreement, the Obligors agree to pay the costs owed and expenses thereof, together with reasonable and documented attorneys' fees (including fees incurred in appeals and post judgment enforcement proceedings).

                  (h)         THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE OBLIGORS AND OMEGA AND OMEGA-KANSAS SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

                  (i)         OBLIGORS CONSENT TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE OF MICHIGAN, COLORADO, INDIANA, KANSAS, OHIO, OKLAHOMA, TENNESSEE AND WASHINGTON AND AGREE THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MICHIGAN, COLORADO, INDIANA, KANSAS, OHIO, OKLAHOMA, TENNESSEE OR WASHINGTON. OBLIGORS AGREE THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF MICHIGAN, COLORADO, INDIANA, KANSAS, OHIO, OKLAHOMA, TENNESSEE OR WASHINGTON AND THE OBLIGORS IRREVOCABLY WAIVE ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OF MICHIGAN, COLORADO, INDIANA, KANSAS, OHIO, OKLAHOMA, TENNESSEE OR WASHINGTON.

                  (j)         No amendment to this Agreement shall be effective unless the same shall be in writing and signed by the parties.

                   (l)         Nothing contained herein shall be construed as in any way modifying or limiting the effect of terms or conditions set forth in the Transaction Documents, but each and every term and condition hereof shall be in addition thereto.

                  (m)         MUTUAL WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:  (i) THIS AGREEMENT, OR ANY OF THE TRANSACTION DOCUMENTS; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG THEM; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF ANY PARTY HERETO OR ANY OF THEIR DIRECTORS, TRUSTEES, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                  (n)         Arbitration. The arbitration provisions set forth in Section 35.1 of each of the Master Leases is hereby incorporated herein, and shall be applicable to any dispute or controversy between the parties hereto.

Signatures on following page.

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Cross-Default Agreement to be executed on the date appearing on the first page hereof.

Alterra Healthcare Corporation By: /s/ Mark W. Ohlendorf Name: Mark W. Ohlendorf Its: Senior Vice President	ALS Clare Bridge, Inc. By: /s/ Mark W. Ohlendorf Name: Mark W. Ohlendorf Its: Vice President
AHC Properties, Inc. By: /s/ Mark W. Ohlendorf Name: Mark W. Ohlendorf Its: Vice President

STATE OF WISCONSIN      )
                                                ) ss.
COUNTY OF Milwaukee     )

The foregoing instrument was acknowledged before me this 8th day of February, 2002, by Mark W. Ohlendorf, who is Senior Vice President of ALTERRA HEALTHCARE CORPORATION, a Delaware corporation, and a Vice President of AHC PROPERTIES, INC., a Delaware corporation, and ALS CLARE BRIDGE, INC., a Delaware corporation, on behalf of the corporations.

         /s/ J.C. Hansen
Notary Public, Milwaukee County, Wisconsin
My commission expires:          5/26/02_______

Signature Page to Amended and Restated Cross-Default
and Cross-Collateralization Agreement